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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
          Date of Report (Date of earliest event reported) May 25, 2001
                                                           ------------

                              PULASKI BANCORP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

      Delaware                        0-26681                 22-3652847
      --------                        ---------               ----------
(State or other Jurisdiction of      (Commission             (IRS Employer
incorporation or organization)       File Number)          Identification No.)


               130 Mountain Avenue, Springfield, New Jersey 07081
               --------------------------------------------------
                    (Address of principal executive offices)

                                 (973) 564-9000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)







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ITEM 5.  OTHER EVENTS.
         -------------

      On May 25, 2001,  Pulaski  Bancorp,  Inc. (the  "Company")  announced that
Thomas Bentkowski resigned as President and Chief Executive Officer of the Company and the Company's wholly-owned subsidiary, Pulaski Savings Bank (the "Bank"), effective May 31, 2001. The Board of Directors of the Company and the Bank named John T. Robertson, Executive Vice President, to replace Mr. Bentkowski as President and Chief Executive Officer effective June 1, 2001.

      A press release announcing the designation of the new President and Chief Executive Officer is attached as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ----------------------------------------

         Exhibit 99.1       Press Release dated May 25, 2001.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PULASKI  BANCORP, INC.


Dated: June 21, 2001                      By: /s/ John T. Robertson
                                          --------------------------------------
                                          John T. Robertson
                                          President and Chief Executive Officer





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